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                                                                    EXHIBIT 99.2

                      R.J. REYNOLDS TOBACCO HOLDINGS, INC.

   CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. Section 1350

      Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, Andrew J. Schindler, Chief Executive Officer, of R.J. Reynolds Tobacco Holdings, Inc. ("RJR"), hereby certifies, to his knowledge, that:

1) RJR's Annual Report on Form 10-K for the year ended December 31, 2002, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2) the information contained in RJR's Annual Report on Form 10-K for the year ended December 31, 2002, fairly presents, in all material respects, the financial condition and results of operations of RJR.

      EXECUTED this 3rd day of March, 2003.


                                           /s/ Andrew J. Schindler
                                           -------------------------------------
                                           Andrew J. Schindler, Chairman of the
                                             Board, President and Chief
                                             Executive Officer of R.J. Reynolds
                                             Tobacco Holdings, Inc.